Exhibit 99.3
                                  ------------

                CSC Computational Materials dated March 11, 2005


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

              Class AF-1 Corridor Contract Agreement Schedule and
                                  Strike Rates
              ---------------------------------------------------

        Notional Schedule     Cap Strike     Cap Ceiling
Period       ($)                 (%)             (%)
--------------------------------------------------------
  1       198,467,000          7.51647%        9.00000%
  2       194,476,580          6.51422%        9.00000%
  3       190,108,572          6.30405%        9.00000%
  4       184,698,333          6.51413%        9.00000%
  5       178,248,771          6.30396%        9.00000%
  6       170,768,089          6.30391%        9.00000%
  7       162,269,889          6.51400%        9.00000%
  8       152,774,273          6.30382%        9.00000%
  9       142,310,339          6.51391%        9.00000%
  10      131,165,225          6.30375%        9.00000%
  11      120,218,734          6.30202%        9.00000%
  12      109,467,516          6.95130%        9.00000%
  13       98,913,708          6.27855%        9.00000%
  14       88,547,442          6.48780%        9.00000%
  15       78,365,118          6.27848%        9.00000%
  16       68,363,202          6.48772%        9.00000%
  17       58,538,225          6.27839%        9.00000%
  18       48,886,784          6.27835%        9.00000%
  19       39,405,537          6.48759%        9.00000%
  20       30,091,207          6.27827%        9.00000%
  21       20,940,575          6.48750%        9.00000%
  22       11,950,484          6.27819%        9.00000%




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------



        Class 1-AV Corridor Contract Agreement Schedule and Strike Rates
        ----------------------------------------------------------------


        Notional Schedule   Cap Strike       Cap Ceiling
Period        ($)              (%)               (%)
--------------------------------------------------------
  1       706,660,000        7.78930%           8.75000%
  2       694,452,116        6.71740%           8.75000%
  3       683,604,467        6.49292%           8.75000%
  4       670,910,683        6.72012%           8.75000%
  5       656,400,614        6.49528%           8.75000%
  6       640,117,430        6.49588%           8.75000%
  7       622,117,409        6.72075%           8.75000%
  8       602,466,156        6.49589%           8.75000%
  9       581,241,367        6.72102%           8.75000%
  10      558,545,234        6.49845%           8.75000%
  11      534,652,922        6.49835%           8.75000%
  12      511,438,744        7.22194%           8.75000%
  13      488,966,586        6.49873%           8.75000%
  14      467,212,673        6.72358%           8.75000%
  15      446,154,056        6.49877%           8.75000%
  16      425,768,535        6.72599%           8.75000%
  17      406,034,778        6.50342%           8.75000%
  18      386,909,715        6.50540%           8.75000%
  19      368,384,591        6.73031%           8.75000%
  20      350,454,048        6.50489%           8.75000%
  21      333,098,898        6.74742%           8.75000%
  22      316,169,037        6.68706%           8.75000%
  23      298,385,708        6.73891%           8.74991%
  24      280,812,612        7.48431%           8.74970%
  25      263,896,988        6.72689%           9.24974%
  26      247,668,302        6.95060%           9.24973%
  27      232,200,228        6.71475%           9.24774%
  28      217,469,605        7.00313%           9.24576%
  29      203,421,031        6.78330%           9.24461%
  30      189,999,126        6.78065%           9.24449%
  31      177,145,777        7.01005%           9.24441%
  32      164,827,906        6.77231%           9.24467%
  33      153,009,326        7.00426%           9.23937%
  34      141,660,130        6.82898%           9.19709%
  35      130,520,536        8.50140%           9.18555%
  36      108,202,546        9.18075%           9.18075%
  37       87,031,806        8.57815%          10.17978%
  38       87,031,806        8.87931%          10.17444%
  39       87,031,806        8.59221%          10.16901%
  40       87,031,806        8.91584%          10.09763%
  41       87,031,806        9.74406%          10.07388%
  42       87,031,806        9.80625%          10.06711%
  43       87,031,806       10.14331%          10.14331%
  44       87,031,806        9.81006%          10.05823%
  45       87,031,806       10.14757%          10.14757%
  46       84,364,367        9.82490%          10.02481%
  47       80,531,297       10.89339%          10.89339%
  48       77,311,639       12.14486%          12.14486%
  49       74,430,434       10.94517%          10.97002%
  50       71,850,862       11.31830%          11.31830%
  51       69,538,633       10.94591%          10.96902%


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                                           Computational Materials for
     ------------------------------                                  Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                              Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------

              Notional Schedule   Cap Strike   Cap Ceiling                 Notional       Cap Strike    Cap Ceiling
   Period            ($)             (%)           (%)        Period     Schedule ($)         (%)           (%)
--------------------------------------------------------------------------------------------------------------------------
      1           701,102,000        7.22088%      9.75000%       31         190,370,513        6.31663%       9.74977%
      2           691,452,712        6.22472%      9.75000%       32         177,931,135        6.10281%       9.74978%
      3           682,511,037        6.01583%      9.75000%       33         165,938,579        6.31323%       9.74977%
      4           671,735,947        6.22516%      9.75000%       34         154,370,448        6.10263%       9.74669%
      5           659,146,027        6.01624%      9.75000%       35         143,193,236        6.14913%       9.73916%
      6           644,771,084        6.01621%      9.75000%       36         132,241,027        8.11035%       9.73828%
      7           628,652,579        6.22504%      9.75000%       37         108,883,827        7.57372%       9.73861%
      8           610,843,643        6.01613%      9.75000%       38         108,883,827        7.83769%       9.73773%
      9           591,409,033        6.22497%      9.75000%       39         108,883,827        7.58029%       9.73760%
     10           570,425,247        6.01653%      9.75000%       40         108,883,827        7.84686%       9.73230%
     11           547,992,351        6.01649%      9.75000%       41         108,883,827        7.60865%       9.69556%
     12           524,302,903        6.68785%      9.75000%       42         108,883,827        8.98270%       9.69134%
     13           501,373,744        6.01641%      9.75000%       43         108,883,827        9.29186%       9.68760%
     14           479,180,501        6.22524%      9.75000%       44         108,556,890        8.98527%       9.68807%
     15           457,699,578        6.01632%      9.75000%       45          95,789,465        9.29429%       9.68457%
     16           436,908,133        6.22564%      9.75000%       46          87,091,588        8.98936%       9.68453%
     17           416,784,089        6.01671%      9.75000%       47          82,328,396        9.00919%       9.65939%
     18           397,306,016        6.01666%      9.75000%       48          78,738,781       11.41370%      11.41370%
     19           378,453,185        6.22551%      9.75000%       49          75,552,699       10.28498%      10.56648%
     20           360,205,536        6.01658%      9.75000%       50          72,713,551       10.63617%      10.63617%
     21           342,543,654        6.22542%      9.75000%       51          70,183,539       10.28503%      10.56563%
     22           325,448,825        6.02731%      9.75000%       52          67,928,118       10.63749%      10.63749%
     23           308,802,895        6.08349%      9.75000%       53          65,744,839       10.29337%      10.55493%
     24           292,004,645        6.75965%      9.75000%
     25           275,797,384        6.07844%      9.75000%
     26           260,165,043        6.28656%      9.75000%
     27           245,092,821        6.07312%      9.75000%
     28           230,610,546        6.28584%      9.74975%
     29           216,682,840        6.10966%      9.74976%
     30           203,279,377        6.10718%      9.74977%
--------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



     [OBJECT OMITTED]Countrywide(R)                                                           Computational Materials for
     ------------------------------                                  Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                              Class 3-AV Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------

              Notional Schedule   Cap Strike   Cap Ceiling                 Notional       Cap Strike    Cap Ceiling
   Period            ($)             (%)           (%)        Period     Schedule ($)         (%)           (%)
--------------------------------------------------------------------------------------------------------------------------
      1           497,838,000        7.29152%      8.75000%       31          120,987,769       6.68950%      9.73674%
      2           489,156,204        6.28596%      8.75000%       32          112,177,442       6.45819%      9.73742%
      3           481,456,531        6.07511%      8.75000%       33          103,768,536       6.67885%      9.73638%
      4           472,458,983        6.28809%      8.75000%       34           95,722,399       6.49679%      9.73220%
      5           462,184,995        6.07716%      8.75000%       35           87,853,127       8.13302%      9.63871%
      6           450,663,789        6.07794%      8.75000%       36           72,274,541       8.73352%      9.62647%
      7           437,933,304        6.28885%      8.75000%       37           57,812,803       8.16079%      9.63032%
      8           424,039,645        6.07790%      8.75000%       38           57,812,803       8.44904%      9.62161%
      9           409,037,226        6.28880%      8.75000%       39           57,812,803       8.17808%      9.61959%
     10           392,992,075        6.07990%      8.75000%       40           57,812,803       8.48448%      9.60539%
     11           376,009,512        6.07989%      8.75000%       41           57,812,803       9.34714%      9.47587%
     12           359,560,340        6.75898%      8.75000%       42           57,812,803       9.36058%      9.46717%
     13           343,640,029        6.08068%      8.75000%       43           57,812,803       9.68303%      9.68303%
     14           328,231,541        6.29168%      8.75000%       44           57,812,803       9.36439%      9.45455%
     15           313,318,443        6.08064%      8.75000%       45           57,812,803       9.68664%      9.68664%
     16           298,884,828        6.29377%      8.75000%       46           57,812,803       9.37325%      9.43308%
     17           284,915,435        6.08266%      8.75000%
     18           271,395,221        6.08346%      8.75000%
     19           258,309,800        6.29456%      8.75000%
     20           245,645,156        6.08343%      8.75000%
     21           233,387,771        6.29853%      8.75000%
     22           221,504,347        6.10050%      8.75000%
     23           209,914,899        6.42794%      8.75000%
     24           196,881,824        7.13300%      8.75000%
     25           184,388,662        6.40622%      9.75000%
     26           172,433,111        6.61581%      9.75000%
     27           160,994,515        6.38376%      9.74966%
     28           150,186,754        6.59861%      9.74757%
     29           139,949,203        6.48408%      9.73687%
     30           130,232,319        6.47455%      9.73688%
--------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities accou



     [OBJECT OMITTED]Countrywide(R)                                                           Computational Materials for
     ------------------------------                                  Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                              Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------
              Notional Schedule   Cap Strike   Cap Ceiling                 Notional       Cap Strike    Cap Ceiling
   Period            ($)             (%)           (%)        Period     Schedule ($)         (%)           (%)
--------------------------------------------------------------------------------------------------------------------------
      1          486,000,000       7.45012%     8.25000%        31        486,000,000      6.67280%      9.24550%
      2          486,000,000       6.42368%     8.25000%        32        486,000,000      6.44548%      9.24574%
      3          486,000,000       6.20865%     8.25017%        33        486,000,000      6.66661%      9.24353%
      4          486,000,000       6.42570%     8.25029%        34        486,000,000      6.47666%      9.22567%
      5          486,000,000       6.21044%     8.25039%        35        486,000,000      7.54617%      9.19751%
      6          486,000,000       6.21093%     8.25046%        36        486,000,000      8.67265%      9.18832%
      7          486,000,000       6.42634%     8.25054%        37        486,000,000      8.10198%      10.19010%
      8          486,000,000       6.21101%     8.25057%        38        431,440,268      8.38883%      10.18511%
      9          486,000,000       6.42650%     8.25064%        39        380,967,684      8.11969%      10.18183%
     10          486,000,000       6.21271%     8.25065%        40        335,719,231      8.42302%      10.14807%
     11          486,000,000       6.21268%     8.25068%        41        296,048,951      8.89618%      10.08908%
     12          486,000,000       6.90550%     8.25072%        42        261,159,939      9.25000%      9.92778%
     13          486,000,000       6.21295%     8.25063%        43        230,360,961      9.25000%      9.58786%
     14          486,000,000       6.42830%     8.25063%        44        203,385,629      9.41403%      10.06839%
     15          486,000,000       6.21290%     8.25061%        45        191,882,742      9.50000%      9.84758%
     16          486,000,000       6.42988%     8.25063%        46        181,622,086      9.43205%      10.09724%
     17          486,000,000       6.21530%     8.25061%        47        172,450,042      9.50000%      9.50000%
     18          486,000,000       6.21623%     8.25061%        48        164,237,076      9.50000%      9.50000%
     19          486,000,000       6.43165%     8.25063%        49        156,872,787      9.50000%      9.90702%
     20          486,000,000       6.21600%     8.25061%        50        150,262,617      9.50000%      9.53600%
     21          486,000,000       6.43903%     8.25066%        51        144,322,090      9.50000%      9.90481%
     22          486,000,000       6.29225%     8.25082%
     23          486,000,000       6.41805%     8.25103%
     24          486,000,000       7.12758%     8.25106%
     25          486,000,000       6.40603%     9.25095%
     26          486,000,000       6.62034%     9.25096%
     27          486,000,000       6.39366%     9.25009%
     28          486,000,000       6.63512%     9.24880%
     29          486,000,000       6.45888%     9.24560%
     30          486,000,000       6.45448%     9.24554%
--------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.